UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant: ☒

Filed by a party other than the Registrant: ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under 240.14a-12

RED HAT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

RED HAT, INC.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

To Be Held on August 12, 2010

This notice presents only an overview of the more complete proxy materials that are available to you on the Internet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 29, 2010 to facilitate timely delivery.

Dear Red Hat, Inc. Stockholder:

The 2010 Annual Meeting of Stockholders of Red Hat, Inc. (the “Company”) will be held at the Company’s Corporate Headquarters, 1801 Varsity Drive, Raleigh, North Carolina 27606, on Thursday, August 12, 2010, at 9:00 a.m. Eastern Time.

Proposals to be considered at the 2010 Annual Meeting of Stockholders:

(1)	to elect two members to the Board of Directors, each to serve for a three-year term as a Class II director;
(2)	to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2011; and
(3)	to transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors recommends that you vote “FOR” Items 1 and 2.

The Board of Directors has fixed the close of business on June 16, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the 2010 Annual Meeting of Stockholders or any adjournment(s) thereof.

CONTROL NUMBER

74779

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the 2010 Annual Meeting of Stockholders. Directions to attend the 2010 Annual Meeting of Stockholders where you may vote in person can be obtained by calling Investor Relations at 919-754-3700 or via email at investors@redhat.com.

Meeting Location:

Red Hat, Inc.

Corporate Headquarters

1801 Varsity Drive

Raleigh, NC 27606

The following proxy materials are available for you to review online:

•	Notice of Annual Meeting and Proxy Statement for the 2010 Annual Meeting of Stockholders (including all attachments thereto);
•	Annual Report to Stockholders for the fiscal year ended February 28, 2010 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper or email copy of the proxy materials:

(you must reference your 11-digit control number located on the reverse side of this form)

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	www.proxyvoting.com/rht

The proxy materials for Red Hat, Inc. are available to review at:

www.proxyvoting.com/rht

Have this notice available when you request a paper or email copy of the proxy materials,

when you want to view your proxy materials online,

or when you want to vote your proxy electronically.

74779